                            STOCK PURCHASE AGREEMENT



                                  By and Among


                               PURPLE DEMON, INC.


                                   David Wolin

                                 Dean Brownrout

                                   Charles Pye

                                       and


                   Paradigm Music Entertainment Company, Inc.










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                          Dated as of February 14, 1997

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

                            STOCK PURCHASE AGREEMENT


                  STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of December __, 1996, by and among, Dean Brownrout, David Wolin, and Charles Pye (hereinafter individually referred to as, a "Seller" and collectively, the "Sellers"), Paradigm Music Entertainment Company, Inc., a Delaware corporation (hereinafter referred to as "Paradigm" and/or "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, the Sellers own the number of shares of common stock ("Common Stock"), no par value, of Purple Demon set forth below, which constitutes all of the outstanding capital stock of Purple Demon

                  Dean Brownrout               90 shares
                  David Wolin                  90 shares
                  Charles Pye                  20 shares; and

                  WHEREAS, the Buyer desires to purchase, and the Sellers desire to sell, an aggregate of two hundred (200) shares of Common Stock (the "Shares"), representing 100% of the issued and outstanding capital stock of Purple Demon, inc., a New York Corporation (hereinafter referred to as "Purple Demon") for consideration consisting solely of common shares, without par value (hereinafter referred to as "Payment Shares"), of Paradigm; and

                  WHEREAS, the parties intend that this transaction qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code");

                  NOW, THEREFORE, in consideration of the premises and the representations, warranties, and mutual covenants and agreements herein contained, the parties hereby agree as follows:

                                    ARTICLE I

                                 SALE OF SHARES

                  Section 1.1 Delivery of Shares. On the terms and subject to the conditions of this Agreement, on the Closing Date (as hereinafter defined), the Buyer shall purchase the Shares from the Sellers, and the Sellers shall sell the Shares to the Buyer, for an aggregate amount equal to the Purchase Price (as hereinafter defined). On the Closing Date, the Sellers will transfer, assign, convey and deliver to the Buyer certificates representing all of the Shares. Each of the certificates shall be duly endorsed for transfer or accompanied by appropriate stock powers duly executed, in either case in favor of the Buyer, and each certificate shall have any and all necessary stock transfer tax stamps affixed thereto at the Sellers' expense.

                  Section 1.2 Purchase Consideration. The aggregate purchase price for the Shares shall consist of the "Payment Shares" (Class A Common Stock) having a par value of $.01. The Payment Shares shall be issued by Paradigm and delivered by Paradigm pro rata to each of the Sellers based on his ownership of the Shares in the following proportions:

                  Dean Brownrout                 45,000 shares
                  David Wolin                    45,000 shares
                  Charles Pye                    10,000 shares

The Payment Shares shall be issued, as follows, pro rata to each of the Sellers, each such installment with no par value, the first such installment of Payment Shares, shall be equal to 33,333 Payment Shares, to be issued on the "Closing Date" (as hereinafter defined) and the balance, 66,667 of Payment Shares to be issued on the earlier of ninety (90) days after the date of the commencement of Paradigm's initial public stock offering or December 31, 1997, (a "Deferred Payment Date").

For purposes of this Section 1.2 and for determining the number of Payment Shares issuable in payment of the Purchase Price on a Deferred Payment Date, the value of each Payment Share shall be equal to the book value of a Paradigm Common Share. No fractional Payment Shares shall be issued, but any Seller entitled thereto shall receive a full Payment Share.


                                   ARTICLE II

                                     CLOSING

                  The closing (the "Closing") of the transactions contemplated by this Agreement shall take place as soon as practicable after satisfaction or waiver of all conditions set forth herein at the offices of Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022, or at such other time and place as the Buyer and the Sellers shall mutually agree (the date on which such closing occurs being herein referred to as the "Closing Date").


                                   ARTICLE III

         REPRESENTATIONS AND WARRANTIES OF PURPLE DEMON AND THE SELLERS

                  The Sellers hereby jointly and severally represent and warrant to the Buyer, as of the date of this Agreement, as follows:

                  Section 3.1 Corporate Organization; Requisite Authority to Conduct Business; Articles of Incorporation and By-Laws. Purple Demon is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Purple Demon has provided the Buyer with true and complete copies of its articles of incorporation (certified by the Secretary of State of the State of New York) and By-laws (certified by the Secretary of Purple Demon) as in effect on the date hereof. Prior to the Closing, the minute books of Purple Demon will be made available to the Buyer for inspection, and will contain true and complete records of all meetings and consents in lieu of meeting of Purple Demon's Board of Directors and of Purple Demon's stockholders since the incorporation of Purple Demon, which accurately reflect in all material respects all transactions referred to in such minutes and consents in lieu of meeting. Purple Demon has all corporate power and authority to own, operate as a record company and to carry on its business as the same is now being conducted. Purple Demon is duly qualified or licensed to do business and is in good standing in the State of New York.

                  Section 3.2 Capitalization and Shareholdings. The authorized capital stock of Purple Demon consists of two hundred (200) shares of Common Stock without par value, two hundred (200) of which are issued and outstanding. Except as set forth on Schedule 3.2 hereto, the Sellers own all of the Shares free and clear of all liens, claims or encumbrances. The Sellers have full right, power, legal capacity and authority to transfer and deliver the Shares pursuant to this Agreement. The capital stock of Purple Demon is duly authorized and all issued capital stock has been duly and validly issued and is fully paid and non-assessable and free of preemptive rights. There is not outstanding, and none of Purple Demon or the Sellers is bound by or subject to, any subscription, option, warrant, call, right, contract, commitment, agreement, understanding or arrangement to issue any additional shares of capital stock of Purple Demon, including any right of conversion or exchange under any outstanding security or other instrument, and no shares are reserved for issuance for any purpose.

                  Section 3.3 Subsidiaries, etc. Other then Green Demon, Inc., Purple Demon does not own (directly or indirectly) any equity interest in any corporation, partnership, limited liability company, joint venture, association or other entity. Notwithstanding anything contained herein to the contrary the parties hereto acknowledge that Green Demon, Inc., is not subject to the terms and conditions of this Agreement.

                  Section 3.4 Authority Relative to and Validity of Agreements. The Sellers have the requisite corporate power and authority to execute and deliver this Agreement and the Employment Agreements of Annex A and Annex B hereto. The execution and delivery of this Agreement by the Sellers and the performance by the Sellers of their obligations hereunder and have been duly authorized by their Board of Directors and no further authorization on the part of Purple Demon is necessary to authorize the execution and delivery by it of, and the performance of its obligations under, this Agreement. To the best of Seller's knowledge, there are no corporate, contractual, statutory or other restrictions of any kind upon the power and authority of Purple Demon to execute and deliver this Agreement and to consummate the transactions contemplated hereunder and thereunder and no action, waiver or consent by any foreign, Federal, state, municipal or other governmental department, commission or agency ("Governmental Authority") is necessary to make this Agreement a valid instrument binding upon the Seller's in accordance with its terms. This Agreement has been duly executed and delivered by the Seller's and constitutes, as and when executed and delivered by the Seller's in accordance with their terms will constitute, legal, valid and binding obligations of Purple Demon, enforceable in accordance with their terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

                  Section 3.5 Required Filings and Consents; No Conflict. To the best of Seller's knowledge, Purple Demon and/or the Sellers are not required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of this Agreement. The execution, delivery and performance of this Agreement by the Seller's and the consummation of the transactions contemplated hereby and thereby do not and will not, to the best of Seller's knowledge (a) conflict with or violate any law, regulation, judgment, order or decree binding upon Purple Demon, (b) conflict with or violate any provision of its charter or Bylaws, or (c) conflict with or result in a breach of any condition or provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of Purple Demon pursuant to, or cause or permit the acceleration prior to maturity of any amounts owing under, any indenture, loan agreement, mortgage, deed of trust, lease, contract, license, franchise or other agreement or instrument to which Purple Demon is a party or which is or purports to be binding upon Purple Demon or by which any of its properties are bound. The execution, delivery and performance of this Agreement by Purple Demon and the Seller's and the consummation of the transactions contemplated hereby and thereby will not result in the loss of any license, franchise, legal privilege or permit possessed by Purple Demon or give a right of termination to any party to any agreement or other instrument to which Purple Demon is a party or by which any of its properties are bound.

                  Section 3.6 Financial Statements. Purple Demon has heretofore delivered to the Buyer true and complete copies of Purple Demon's compiled balance sheets and income statements for the fiscal year ended December 31, 1995 and for the period ended September 30, 1996 (together with the related notes, such year-end and interim financial statements are referred to in this Agreement as the "Financial Statements"). The Financial Statements have in all material respects been prepared in accordance with Statements and Standards for accounting and review services being issued by the American Institute of Certified Public Accountants.

                  Section 3.7 No Undisclosed Liabilities. Purple Demon has no debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, except as (i) shown in the Financial Statements, or (ii) incurred in the ordinary course of business since the date of the Financial Statement mentioned in paragraph 3.6 hereinafter.

                  Section 3.8 Absence of Certain Changes and Events. Since December 15, 1996, there has not been, with respect to Purple Demon, (i) any material damage, destruction or loss (whether or not covered by insurance) with respect to any assets or properties; (ii) any redemption or other acquisition by it of Common Stock or any declaration or payment of any dividend or other distribution in cash, stock or property with respect thereto; (iii) except in connection with or as contemplated by this Agreement, any entry into any material commitment or transaction (including, without limitation, any borrowing or capital expenditure) other than in the ordinary course of business; (iv) any transfer of, or rights granted under, any material leases, licenses, agreements, patents, trademarks, trade names, or copyrights other than those transferred or granted in the ordinary course of business and consistent with past practice;
(v) any mortgage, pledge, security interest or imposition of any other encumbrance on any assets or properties except in the ordinary course of business; any payment of any debts, liabilities or obligations ("Liabilities") of any kind other than Liabilities currently due; any cancellation of any debts or claims or forgiveness of amounts owed to Purple Demon; or (vii) any change in accounting principles or methods (except insofar as may have been required by a change in the Statements and Standards for accounting and review services being issued by the American Institute of Certified Public Accountants). Since September 30, 1996, Purple Demon has conducted its business only in the ordinary course and in a manner consistent with past practice and has not made any material change in the conduct of its business or operations. Without limiting the generality of the foregoing, since September 30, 1996, Purple Demon has not made any payments (except in the ordinary course of business and in amounts and in a manner consistent with past practice) under any Purple Demon Employee Plan (as hereinafter defined) or to any employee, independent contractor or consultant, entered into any new Purple Demon Employee Plan or any new consulting agreement, granted or established any awards under any such Purple Demon Employee Plan or agreement, in any such case providing for any payments or adopted or otherwise amended any of the foregoing.

                  Section 3.9 Taxes and Tax Returns. (a) For purposes of this Agreement, (i) the term "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, license, payroll and franchise taxes, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof whether computed on a unitary, combined or any other basis; and such term shall include any interest and penalties or additions to tax; and (ii) the term "Tax Return" shall mean any report, return or other information required to be filed with, supplied to or otherwise made available to a taxing authority in connection with Taxes.

                  (b) Except as set forth on Schedule 3.9(b) hereto, Purple Demon has (i) duly filed with the appropriate taxing authorities all Tax Returns required to be filed by or with respect to Purple Demon, or are properly on extension and all such duly filed Tax Returns are true, correct and complete in all respects, and (ii) paid in full or made adequate provisions for on its balance sheet (in accordance with the Statements and Standards for accounting and review services being issued by the American Institute of Certified Public Accountants) all Taxes shown to be due on such Tax Returns. There are no liens for Taxes upon the assets of Purple Demon except for statutory liens for current Taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. Purple Demon has not received any notice of audit, is not undergoing any audit of its Tax Returns, and has not received any notice of deficiency or assessment from any taxing authority with respect to liability for Taxes of Purple Demon which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by Purple Demon with respect to any Tax Returns which relate to Purple Demon. Purple Demon has not filed a request with the Internal Revenue Service for changes in accounting methods within the last two years which change would effect the accounting for tax purposes, directly or indirectly, of Purple Demon.

                  Section 3.10 Employee Benefit Plans. Purple Demon hereby represents and warrants that there are not in existence any employee benefit plans (e.g. profit sharing, deferred compensation, savings, retirement, etc.) and in the event any such plan does exist, it shall be set forth on Schedule
3.10 attached hereto and the terms of any such plan will expire on the Closing Date.

                  Section 3.11 Title to Property. Purple Demon has good and marketable title, to all the Master recordings which titles appear on Schedule 3.11, free and clear of all encumbrances, including liens for taxes, fees, levies, imposts, duties or governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof. Purple Demon hereby acknowledges a claim hereunder against Fox Television Network, the particulars of which are set forth on the above-mentioned schedule. The negotiation of a license to Fox Television Network or any other third party in connection with the name "Purple Demon" shall be within the sole dominion and control of Paradigm.

                  Section 3.12 Trademarks, Patents and Copyrights. (a) For purposes of this Agreement, the term "Purple Demon Rights" shall mean all worldwide industrial and intellectual property rights, including, without limitation, each patent, patent rights, license, patent application, trade name, trademark, trade name and trademark registration, copyright, copyright registration, copyright application, service mark, brand mark and brand name, trade secrets relating to or arising from Purple Demon's business endeavors. Purple Demon owns or has the right to use, sell or license all Purple Demon Rights and such Purple Demon Rights are sufficient for the conduct of Purple Demon's businesses as being conducted as of the date hereof. Schedule 3.12 hereto lists each patent, patent right, patent application, tradename registration, trademark registration, copyright registration and copyright application owned or possessed by Purple Demon. Paradigm acknowledges that the names Big Deal and/or Purple Demon have neither been registered for the purposes of trademark protection nor have the masters been registered for copyright;

                  (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a breach of any instrument or agreement governing any Purple Demon Rights, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Purple Demon Rights or impair the right of Purple Demon to use, sell or license any Purple Demon Rights or any portion thereof;

                  (c) Neither the manufacture, marketing, license, sale or intended use of any product currently licensed or sold by Purple Demon or currently under development by Purple Demon violates any license or agreement between Purple Demon and any third party relating to such product or infringes any intellectual property right of any other party, and there is no pending or, to the best knowledge of Purple Demon, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Purple Demon Right nor, to the best knowledge of Purple Demon is there any basis for any such claim, nor has Purple Demon received any notice asserting that any Purple Demon Right or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor, to the best knowledge of Purple Demon, is there any basis for any such assertion; and

                  (d) No current or prior officers, employees or consultants of Purple Demon claim an ownership interest in any Purple Demon Rights as a result of having been involved in the development of such property while employed by or consulting to Purple Demon or otherwise.

                  Section 3.13 Legal Proceedings, Claims, Investigations, etc. Except as set forth on Schedule 3.13 hereto, there is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending, or to the Sellers' Knowledge, threatened, against Purple Demon, any director, officer or employee thereof relating to Purple Demon's business. Purple Demon and the Sellers have not been informed of any violation of or default under, any laws, ordinances, regulations, judgments, injunctions, orders or decrees (including without limitation, any immigration laws or regulations) of any court, governmental department, commission, agency, instrumentality or arbitrator applicable to the business of Purple Demon. Purple Demon is not currently subject to any judgment, order, injunction or decree of any court, arbitral authority, administrative agency or other governmental authority.

                  Section 3.14 Insurance. Purple Demon hereby warrants and represents that it maintains no insurance policies pertaining to its business properties or assets. If any such insurance policies do exist, they shall be listed on Schedule 3.14 attached hereto.

                  Section 3.15 Material Contracts. (a) Except as set forth on
Schedule 3.15 hereto, Purple Demon is not a party to and is not bound by any contract or has any commitment, whether written or oral which has a term in excess of one year and will result in payments in excess of $1,000.00 or require material performance on the part of Purple Demon, other than (i) contracts, commitments entered into in the ordinary course of business with vendors and customers, recording artists, producers, record distributors and manufacturers and/or similar persons and/or entities and (ii) contracts or commitments cancelable upon not more than 30 days' notice. Each of the contracts and commitments set forth on Schedule 3.15 hereto and each of the other contracts and commitments to which Purple Demon is a party, is valid and existing, in full force and effect and enforceable in accordance with its terms (subject to equitable principles and limitations on indemnity) and to the Sellers' Knowledge there is no material default or claim of default against Purple Demon or any notice of termination with respect thereto. Purple Demon has complied in all material respects with all requirements of, and performed all of its obligations under, such contracts and commitments. In addition, no other party to any such contract or commitment is, to the Sellers' Knowledge, in default under or in breach of any material term or provision thereof, and to the Sellers' Knowledge there exists no condition or event which, after notice or lapse of time or both, would constitute a material default by any party to any such contract or commitment. Copies of all the written documents and a synopsis of all oral contracts and commitments described on Schedule 3.15 hereto have heretofore been made available to the Buyer, who has examined same, and are true and complete and include all amendments and supplements thereto and modifications thereof to and including the date hereof.

                  (b) Except as set forth on Schedule 3.15 hereto, Purple Demon is not a party to any oral or written (i) agreement with any consultant, executive officer or other key employee the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of the transactions contemplated by this Agreement, or (ii) agreement or plan, including any stock option plan and the like, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of the transactions contemplated by this Agreement.

                  Section 3.16 Certain Transactions. No officer, director or, to the Sellers' knowledge, any employee of Purple Demon, or any member of any such person's immediate family is presently a party to any contract, arrangement or understanding with Purple Demon (i) except as set forth on Schedule 3.16 hereto, providing for the furnishing of services by, (ii) providing for the rental of real or personal property from, or (ii) otherwise requiring payments to (other than for services as officers, directors or employees of Purple Demon), any such person or any corporation, partnership, trust or other entity in which any such person has a substantial interest as a stockholder, officer, director, trustee or partner. Buyer acknowledges that Charles Pye is a shareholder who provides accounting and similar services to Purple Demon.

                  Section 3.17 Broker. No broker, finder or investment banker is entitled to any brokerage or finder's fee or other commission in connection with the transactions contemplated hereby based on the arrangements made by or on behalf of Purple Demon or the Sellers.

                  Section 3.18 Compliance with Law. To the Sellers' Knowledge and, except as set forth in Schedule 3.9(b) hereto, Purple Demon has complied in all respects with all laws, rules, regulations, arbitral determinations, orders, writs, decrees and injunctions which are applicable to or binding upon Purple Demon, the non-compliance with which could reasonably be expected to constitute a Purple Demon Material Adverse Effect.

                  Section 3.19 Receivables. Each account receivable reflected on the balance sheet of Purple Demon as of December 1, 1996 constitutes a bona fide receivable resulting from a bona fide sale to a customer in the ordinary course of business, the account of which was actually due on the date hereof and has been or will be collected in the ordinary course of business. The books and records of Purple Demon state correctly the facts with respect to each account receivable of Purple Demon and the balance due thereon. No payment reflected on such books and records as having been made on any such account receivable was made by any director, officer, employee or agent of Purple Demon unless such person is shown on said books and records as such account debtor. Each document and instrument evidencing, securing or relating to each account receivable, including, without limitation, each insurance policy, certificate, bill or statement, is correct and complete in all respects, is genuine and valid and is enforceable in accordance with its terms. To the knowledge of Purple Demon, there are no defenses, claims of disabilities, counterclaims, offsets, refusals to pay or other rights of set-off against any accounts receivable and there is no threatened, intended or proposed defense, claim or disability, counterclaim, offset, refusal to pay or other right of set-off with respect thereto. At the Closing all accounts receivable, shall be assigned to Paradigm and the Sellers hereby agree not to forgive any such account receivables.

                  Section 3.20 Banks; Safe Deposit Boxes, Bank Accounts.
Schedule 3.20 hereto lists the names and locations of all banks at which Purple Demon has an account and/or safe deposit box, the numbers of any such accounts and the names of all persons authorized to draw thereon or to have access thereto. All the assets of Purple Demon, including but not limited to cash in banks, bank accounts, etc. shall all be assigned to Paradigm at the Closing. The Sellers acknowledge that no monies have been withdrawn from any Purple Demon account, at least sixty (60) days prior to Closing.

                  Section 3.21 Books of Account; Records. The general ledgers, books of account and other records of Purple Demon are complete and correct, have been maintained in accordance with good business practices and the matters contained therein are appropriately and accurately reflected in the Financial Statements.

                                   ARTICLE IV

            ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE SELLERS

                  Each Seller hereby severally represents and warrants to the Buyer and Paradigm, as of the date of this Agreement, as follows:

                  Section 4.1 Title to Shares; Authority. Except for the rights, if any, of Seller's spouse, and as set forth on Schedule 3.2 hereto, such Seller owns the shares of Common Stock set forth opposite his name in the Preambles hereof, free and clear of all liens, claims or encumbrances. Such Seller has full right, power, legal capacity and authority to transfer and deliver such Shares pursuant to this Agreement.

                  Section 4.2 Authority Relative to and Validity of Agreements. Such Seller has full power and authority to execute and deliver this Agreement and the Employment Agreement to which such Seller is a party and to assume and perform all of their obligations hereunder and thereunder. There are no contractual, statutory or other restrictions of any kind upon the power and authority of such Seller to execute and deliver this Agreement and the Employment Agreement to which such Seller is a party and to consummate the transactions contemplated hereunder and thereunder and no action, waiver or consent by any Governmental Authority is necessary to make this Agreement or the Employment Agreement to which such Seller is a party, a valid instrument binding upon such Seller in accordance with its terms.

                  Section 4.3 Required Filings and Consents; No Conflict. Such Seller is not required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of this Agreement or the Employment Agreement to which such Seller is a party. The execution, delivery and performance of this Agreement, and the Employment Agreement to which such Seller is a party and the consummation of the transactions contemplated hereby and thereby do not and will not (a) conflict with or violate any law, regulation, judgment, order or decree binding upon such Seller, or (b) except as set forth on Schedule 3.2 hereto, conflict with or result in a breach of any condition or provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of such Seller pursuant to, or cause or permit the acceleration prior to maturity of any amounts owing under, any indenture, loan agreement, mortgage, deed of trust, lease, contract, license, franchise or other agreement or instrument to which such Seller is a party or which is or purports to be binding upon such Seller or by which any of his properties are bound. The execution, delivery and performance of this Agreement, and the Employment Agreement to which such Seller is a party and the consummation of the transactions contemplated hereby and thereby will not result in the loss of any license, franchise, legal privilege or permit possessed by such Seller or give a right of termination to any party to any agreement or other instrument to which such Seller is a party or by which any of his properties are bound.

                  Section 4.4 Investment. Such Seller is acquiring the Payment Shares being acquired by him for his own account as principal, not as a nominee or agent, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person or entity has a direct or indirect beneficial interest in such Payment Shares. Such Seller does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity with respect to any of such Payment Shares.

                  Section 4.5 Exemption from Registration. Such Seller acknowledges that the issuance of the Payment Shares (the "Issuance") is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, such Seller represents and warrants to Buyer and Paradigm as follows:

                  (i) Such Seller has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to the acquisition of the Payment Shares; and

                  (ii) Such Seller has such knowledge and experience in financial, and business matters as to be capable of evaluating the merits and risks of the acquisitions of the Payment Shares.

                  Section 4.6  Available Information.  Such Seller:

                  (i) Has been furnished with any and all documents that may have been made available by Paradigm upon request of the Seller for a reasonable time prior to the date hereof;

                  (ii) Has been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the Issuance, Paradigm and all other information to the extent Paradigm possesses such information or can acquire it without unreasonable effort or expense;

                  (iii) Has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, Paradigm or its representatives concerning the terms and conditions of the Issuance and other matters pertaining to the acquisition of the Payment Shares, or that which was otherwise provided in order for them to evaluate the merits and risks of a purchase of the Payment Shares to the extent Paradigm possesses such information or can acquire it without unreasonable effort or expense;

                  Section 4.7 Seller Representative. Such Seller is not relying on any statements or representations made by the Buyer or Paradigm or their affiliates with respect to economic considerations involved in an investment in the Payment Shares. Such Seller has relied on the advice of, or has consulted with only those persons, if any, named as Seller Representative(s) herein. Each Seller Representative is capable of evaluating the merits and risks of an investment in the Payment Shares on the terms and conditions set forth herein and each Seller Representative has disclosed to the Seller in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Buyer or Paradigm or any affiliate or subsidiary thereof.

                  Section 4.8 Transfer Restrictions. Such Seller will not sell or otherwise transfer the Payment Shares without registration under the Securities Act or an exemption therefrom and such Seller fully understands and agrees that such Seller must bear the economic risk of such Seller's purchase because, among other reasons, the Payment Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or unless exemptions from such registration requirements are available.

                  Section 4.9 Entire Agreement. No representations or warranties have been made to such Seller by the Buyer or Paradigm, or any officer, employee, agent, affiliate or subsidiary of the Buyer or Paradigm, and in subscribing for Payment Shares such Seller is not relying upon any representations other than those contained herein.

                  Section 4.10 Seller Information. Any information that such Seller has heretofore furnished or is simultaneously herewith furnishing to the Buyer and Paradigm with respect to such Seller's financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information, such Seller will immediately furnish revised or corrected information to the Buyer and Paradigm.

                  Section 4.11 Legend. The Seller understands and acknowledges that the certificates for the Payment Shares shall bear a legend substantially as follows until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with an effective registration statement thereunder; or (ii) in the opinion of counsel for Paradigm such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH

                  HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR PURSUANT TO AN EXEMPTION THEREFROM."

                  Section 4.12 Citizenship; Age; Residence. The Seller is a citizen of the United States and is at least 21 years of age. The address set forth next to the Seller's name on the signature pages to this Agreement is the Seller's correct home address.


                                    ARTICLE V

            REPRESENTATIONS AND WARRANTIES OF THE BUYER AND PARADIGM

                  The Buyer and Paradigm hereby jointly and severally represent and warrant to the Sellers as follows:

                  Section 5.1 Corporate Organization; Requisite Authority to Conduct Business. Each of the Buyer and Paradigm is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Buyer and Paradigm have provided the Sellers with true and complete copies of their respective certificates of incorporation (certified by the Secretary of State of the State of New York, and By-laws (certified by the Secretaries of the Buyer and Paradigm) as in effect on the date hereof. Each of the Buyer and Paradigm has full corporate power and authority to enter into this Agreement to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby; there are no corporate, contractual, statutory or other restrictions of any kind upon the power and authority of the Buyer or Paradigm to execute and deliver this Agreement.

                  Section 5.2 Execution and Delivery. Neither the Buyer nor Paradigm is required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance of this Agreement (other than state "Blue Sky" laws relating to the issuance of the Payment Shares). This Agreement has been duly executed and delivered by the Buyer and Paradigm and will, when executed and delivered by Purple Demon and the Sellers in accordance with their terms will constitute, legal, valid and binding obligations of the Buyer and Paradigm, enforceable against the Buyer and Paradigm in accordance with their terms (to the extent each is a party thereto), except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

                  Section 5.3 No Conflicts; Absence of Defaults. The execution, delivery and performance or this Agreement by the Buyer and Paradigm (to the extent each is a party thereto) and the consummation of the transactions contemplated hereby and thereby does not and will not conflict with or violate
(a) the Buyer's or Paradigm's Certificate of Incorporation or By-laws or (b) any agreement governing the organization, management, business or affairs of the Buyer or Paradigm or, in any material respect, any agreement or instrument to which the Buyer or Paradigm is bound, or (c) any material law, administrative regulation or rule or court order, judgment or decree applicable to the Buyer or Paradigm; nor will the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby constitute a material breach of, or any event of default under, any material contract or agreement to which the Buyer or Paradigm may be bound or affected.

                  Section 5.4 Investment. The Buyer is acquiring the Shares solely for its own account as an investment and not with a view to any distribution or resale thereof within the meanings of such terms under the Securities Act.

                  Section 5.5 Capitalization. The Company's authorized capital stock consists of (i) 31,999,900 shares of Class A Common Stock, $.01 par value per share, (ii) 1,000,100 shares of Class B Common Stock, $.01 par value per share, and (iii) 2,000,000 shares of Class E-1 Common Stock, $.01 par value per share and 5,000,000 shares of Preferred Stock, $.01 par value per share, and
(iv) 2,000,000 shares of Class E-1 Common Stock, $.01 par value per share and 5,000,000 shares of Preferred Stock, $.01 par value per share.

                  Section 5.6 Broker. No broker, finder or investment banker is entitled to any brokerage or finder's fee or other commission in connection with the transactions contemplated hereby based upon the arrangements made by or on behalf of the Buyer or Paradigm.


                                   ARTICLE VI

                            COVENANTS OF PURPLE DEMON

                  Section 6.1 Covenants of Purple Demon Regarding Conduct of Business Operations Pending the Closing. Purple Demon covenants and agrees that between the date of this Agreement and the Closing Date, Purple Demon will carry on its business in the ordinary course and consistent with past practice, will use its best efforts to (i) preserve its business organization intact, (ii) retain the services of its present employees, and (iii) preserve the good will of its suppliers and customers, and will not, except in the ordinary course of business, purchase, sell, lease or dispose of any property or assets or incur any liability or enter into any other extraordinary transaction. By way of amplification and not limitation, Purple Demon shall not, between the date of this Agreement and the Closing Date, directly or indirectly, do any of the following without the prior written consent of the Buyer:

                  (a) (i) issue, sell, pledge, dispose of, encumber, authorize, or propose the issuance, sale, pledge, disposition, encumbrance or authorization of any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest, of Purple Demon; (ii) amend or propose to amend its Articles of Incorporation; (iii) split, combine or reclassify any of its outstanding shares, or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect thereto; or (iv) redeem, purchase or otherwise acquire any shares of its capital stock;

                  (b) (i) make any acquisition (by merger, consolidation, or acquisition of stock or assets) of any corporation, partnership or other business organization or division thereof; (ii) except in the ordinary course of business and in a manner consistent with past practice, sell, pledge, dispose of, or encumber or authorize or propose the sale, pledge, disposition or encumbrance of any of its assets; (iii) other than under any existing credit facility, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, partnership, firm or corporation, or make any loans or advances to any individual, partnership, firm, or corporation, or enter into any contract or agreement to do so, except in the ordinary course of business and consistent with past practice; (iv) authorize any single capital expenditure or series of related capital expenditures; or (v) release or assign any indebtedness owed to it or any claims held by it, except in the ordinary course of business and consistent with past practice;

                  (c) take any action other than in the ordinary course of business and in a manner consistent with past practice (none of which actions shall be unreasonable or unusual);

                  (d) make any payments (except in the ordinary course of business and in amounts and in a manner consistent with past practice) under any Purple Demon employee plan to any employee, independent contractor or consultant, enter into any new Purple Demon Employee Plan or any new consulting agreement, grant or establish any awards under such Purple Demon employee plan or agreement, or adopt or otherwise amend any of the foregoing Purple Demon does not have any medical, dental or benefit plans established;

                  (e) take any action except in the ordinary course of business and in a manner consistent with past practice (none of which actions shall be unreasonable or unusual) with respect to accounting policies or procedures, other than such actions deemed necessary to comply with U.S. GAAP (including without limitation its procedures with respect to the payment of accounts payable);

                  (f) enter into or terminate any material contract or agreement or make any material change in any of its material contracts or agreements, other than (i) in the ordinary course of business, (ii) relating to indebtedness incurred in clause (b)(iii) above and (iii) agreements, if any, relating to the transactions contemplated hereby; or

                  (g) take, or agree in writing or otherwise to take, any of the foregoing actions or any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect as of the date when made or as of a future date.

                  Section 6.2 No Other Negotiations. Purple Demon agrees that, between the date hereof and the earlier to occur of (i) November 15, 1996 and
(ii) the termination of this Agreement pursuant to the provisions of Article XII hereof (the "Termination Date"), Purple Demon will not, nor will it permit any of its affiliates (including any officers, directors, employees, financial advisors, brokers, stockholders or any other person acting on its behalf) to,
(i) enter into any agreement with a third party with respect to the acquisition, directly or indirectly, of shares or other securities of Purple Demon or a material part of its assets or any merger, business combination, consolidation or reorganization, (ii) enter into negotiations with a third party regarding such an agreement, or (iii) provide a third party with general access to their books, records or employees for the purpose of enabling such third party to conduct a purchase investigation of the legal, financial or business condition of them.


                                   ARTICLE VII

                              ADDITIONAL COVENANTS

                  Each of the Sellers, the Buyer and Paradigm covenants and agrees:

                  (a) Best Efforts. To proceed diligently and use its best efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper and advisable to consummate the transactions contemplated by this Agreement, including the execution and delivery of the Employment Agreements.

                  (b) Compliance. To comply in all material respects with all applicable rules and regulations of any Governmental Authority in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby; to use all reasonable efforts to obtain in a timely manner all necessary waivers, consents and approvals and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

                  (c) Notice. To give prompt notice to the other party of (i) the occurrence, or failure to occur, of any event whose occurrence or failure to occur, would be likely to cause any representation or warranty contained in this Agreement to be untrue or incorrect in any material respect at any time from the date hereof to the Closing Date and (ii) any material failure on its part, or on the part of any of its officers, directors, employees or agents, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any such notice shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                  (d) Access. To cause its affiliates, officers, directors, employees, auditors and agents to afford the officers, employees and agents of the other party hereto complete access at all reasonable times and upon reasonable notice to its properties, offices and other facilities and to all books and records, and shall furnish such other party with all financial, operating and other data and information as the other party through its officers, employees or agents, may reasonably request, provided that the party providing such access and furnishing such data and information to the other party incurs no cost in doing so.

                  (e) Confidentiality. To hold in strict confidence all data and information obtained from the other party hereto or any subsidiary, division, associate, representative, agent or affiliate of any such party (unless such information is or becomes publicly available without the fault of any representative of such party, or public disclosure of such information is required by law in the opinion of counsel to such party) and shall insure that such representatives do not disclose information to others without the prior written consent of the other party hereto, and in the event of the termination of this Agreement, to cause its representatives to return promptly every document furnished by the other party hereto or any subsidiary, division, associate, representative, agent or affiliate of any such party in connection with the transactions contemplated hereby and any copies thereof which may have been made, other than documents which are publicly available. Notwithstanding anything contained in this subparagraph (e) to the contrary, said subparagraph shall not preclude any party hereto from (i) upon advice of counsel, making any disclosure required by any applicable law, rule or regulation; (ii) using or disclosing information known generally to the public or (other than information known generally to the public as a result of any violation of this subparagraph (e) by or on behalf of such party; or (iii) or using or disclosing information received from a third party who is not bound by a confidentiality agreement.

                  (f) Announcements. That all public announcements, statements and press releases concerning the transactions contemplated by this Agreement shall be mutually agreed to by Sellers and the Buyer before the issuance or the making thereof and, subject to the advice of counsel, no party shall issue any such press releases or make any such public statement prior to such mutual agreement, except as may be required by law.

                  (g) Further Assurances. Buyer and the Sellers shall each promptly take such actions and execute, acknowledge and deliver to the other(s) and cause to be executed and delivered to the other(s) such further instructions and documents as may be reasonably requested by the other and will otherwise cooperate with the other as reasonably requested at anytime hereafter for the purposes of establishing and/or evidencing the rights granted to such party hereunder, or otherwise implement the intent hereof.

                                  ARTICLE VIII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS

                  The obligations of the Sellers under this Agreement are subject to the satisfaction, on or prior to the Closing Date, unless waived in writing, of each of the following conditions:

                  Section 8.1 Representations and Warranties True. The representations and warranties of the Buyer and Paradigm contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, with the same force and effect as if made on and as of the Closing Date, and the Sellers shall have received a certificate to that effect and as to the matters set forth in Section 8.2 hereof, dated the Closing Date, from the President or Chief Executive Officer of the Buyer and Paradigm.

                  Section 8.2 Performance of Covenants. The Buyer and Paradigm shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

                  Section 8.3 No Proceedings. No preliminary or permanent injunction or other order (including a temporary restraining order) of any Federal, state or local court or other governmental agency or of any foreign jurisdiction which prohibits the consummation of the transactions which are the subject of this Agreement or prohibits the Buyer's ownership of the Shares shall have been issued or entered and remain in effect.

                  Section 8.4 Agreements. The Employment Agreement has been executed by the parties thereto.

                  Section 8.5 Material Changes. Since the date hereof, there shall not have been any material adverse change in the business, operations, financial condition, assets, liabilities, prospects or regulatory status of the Buyer or Paradigm.

                                   ARTICLE IX

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER AND PARADIGM

                  The obligations of the Buyer and Paradigm under this Agreement are subject to the satisfaction, on or prior to the Closing Date, unless waived in writing, of each of the following conditions:

                  Section 9.1 Representation and Warranties True. The representations and warranties of Purple Demon and the Sellers contained in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof with the same force and effect as if made on and as of the Closing Date.

                  Section 9.2 Performance of Covenants. Purple Demon and the Sellers shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing Date.

                  Section 9.3 No Proceedings. No preliminary or permanent injunction or other order (including a temporary restraining order) of any Federal, state or local court or other governmental agency or of any foreign jurisdiction which prohibits the consummation of the transactions which are the subject of this Agreement or prohibits the Buyer's ownership of the Shares or operation of Purple Demon's business shall have been issued or entered and remain in effect.

                  Section 9.4 Agreements. The Employment Agreements and Assignment Certificates shall have been executed by the parties thereto.

                  Section 9.5 Consents and Approvals. All filings and registrations with, and notifications to, all Federal, state, local and foreign authorities required for consummation of the transactions contemplated by this Agreement shall have been made, and all consents, approvals and authorizations of all Federal, state, local and foreign authorities and parties to material contracts, licenses, agreements or instruments required for consummation of the transactions contemplated by this Agreement shall have been received and shall be in full force and effect.

                                    ARTICLE X

                                CLOSING DOCUMENTS

                  Section 10.1 Documents to be delivered by Purple Demon and the Sellers. At the Closing, Purple Demon and the Sellers shall deliver or cause to be delivered to the Buyer and Paradigm:

                           (i) stock certificates representing the Shares,
                  either duly endorsed for transfer or accompanied by appropriate stock powers duly executed by the Sellers;

                           (ii) resignations, effective as of the Closing Date,
                  of all directors and officers of Purple Demon requested by the Buyer;

                           (iii) Purple Demon's minute book and stock transfer
                  ledger;

                           (iv) two originals of each of the Employment
                  Agreements executed by Purple Demon and the named employees which have heretofore been received by Purchaser; and

                           (v) any and all other documents, book of accounts,
                  agreements or certificates the Buyer may reasonably request in order to effectuate the Closing and any other items, documents, agreements, statements, etc. which relate to the business of Purple Demon.

                  Section 10.2 Documents to be delivered by the Buyer and Paradigm. At the Closing, the Buyer and Paradigm shall deliver or cause to be delivered to the Sellers:

                           (i) the initial grant of the 33,333 Payment Shares;
                  and


                           (ii) any other documents, agreements or certificates
                  the Sellers may reasonably request in order to effectuate the Closing.


                                   ARTICLE XI

                                 INDEMNIFICATION

                  Section 11.1 Indemnification by the Sellers. Subject to the limitations set forth in this Article XI, each of the Sellers hereby jointly and severally agrees to defend, indemnify and hold harmless the Buyer and Paradigm from and after the Closing Date against and with respect to the following (together referred to as "Buyer Losses"), provided any such claim arises within twenty-four (24) months after the execution hereof:

                  (a) any and all loss, injury, damage or deficiency resulting from any misrepresentation or breach of warranty on the part of Purple Demon or the Sellers under this Agreement;

                  (b) any and all loss, injury, damage or deficiency resulting from any non-fulfillment of any covenant or agreement on the part of Purple Demon or the Sellers under this Agreement; and

                  (c) any and all demands, claims, actions, suits or proceedings, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

                  Section 11.2 Indemnification by the Buyer and Paradigm. Subject to the limitations set forth in this Article XI, each of the Buyer and Paradigm hereby jointly and severally agrees to defend, indemnify and hold harmless each of the Sellers at all times from and after the Closing Date against and with respect to the following (together referred to as "Sellers' Losses"):

                  (a) any and all loss, injury, damage or deficiency resulting from any misrepresentation or breach of warranty on the part of the Buyer or Paradigm under this Agreement;

                  (b) any and all loss, injury, damage or deficiency resulting from any non-fulfillment of any covenant or agreement on the part of the Buyer or Paradigm under this Agreement; and

                  (c) any and all demands, claims, actions, suits or proceedings, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

                  Section 11.3 Procedures for Indemnification. Promptly after receipt by an indemnified party pursuant to the provisions of Section 11.1 or
Section 11.2 of notice of the commencement of any action involving the subject matter of such indemnity provisions, such indemnified party shall, if a claim is to be made against an indemnifying party pursuant to the provisions of Section
11.1 or Section 11.2, promptly notify such indemnifying party of the commencement of such action; but the omission so to notify such indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified party. In case such action is brought against an indemnified party and it notifies the indemnifying party of the commencement of such action, the indemnifying party shall have the right to participate in and, to the extent that it may wish, to assume the defense of such action, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party, at the expense of the indemnifying party. After notice from the indemnifying party to the indemnified party of the indemnifying party's election so to assume the defense of such action, the indemnifying party shall not be liable to the indemnified party pursuant to the provisions of Sections 11.1 or 11.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense of such action other than reasonable costs of investigation, unless (a) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (b) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (c) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term of such settlement the release of all indemnified parties from all liability in respect of such claim. Notwithstanding anything contained in this paragraph 11.3 to the contrary, the forgoing indemnity shall only apply upon the issuance of a final adverse judgement in a court of competent jurisdiction or settled with the Buyer's consent, such consent not to be unreasonably withheld.

                  Section 11.4 Cooperation in Defense. In case of any claim, arbitration or legal proceeding, the defense of which is assumed by any or all of the Sellers in accordance with this Article XI, Purple Demon and the Buyer, upon request of such Seller(s), shall provide reasonable cooperation (at the expense of such Seller(s) in accordance with this Article XI) in such defense, including affording to such Seller(s) the right of access, during normal business hours, upon reasonable notice and without disturbing the business of Purple Demon or the Buyer, to pertinent books and records for purposes of inspection and making copies.


                                   ARTICLE XII

                        TERMINATION, AMENDMENT AND WAIVER

                  Section 12.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing:

                  (a) By mutual written consent of the Buyer and the Sellers;

                  (b) By either the Buyer or any Seller if the transactions contemplated by this Agreement shall not have been consummated on or before January 31, 1996;

                  (c) By any Seller if any condition specified in Article VIII hereto has not been met or waived at such time as such condition can no longer be satisfied; or

                  (d) By the Buyer if any condition specified in Article IX hereto has not been met or waived at such time as such condition can no longer be satisfied; or

                  (e) By either the Buyer or any Seller if a court of competent jurisdiction or Governmental Authority shall have issued a final, non-appealable order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement.

                  Section 12.2 Effect of Termination. Except as provided in
Section 13.1 hereof, in the event of any termination of this Agreement in accordance with Section 12.1 hereof, this Agreement shall forthwith become void and, except for the parties' obligations under Section 7.1(e) hereof which shall remain in full force and effect, there shall be no liability under this Agreement on the part of any party hereto or their respective affiliates, officers, directors, employees or agents by virtue of such termination.

                  Section 12.3 Amendment. This Agreement may only be amended by the written agreement signed by the Buyer, Paradigm and the Sellers.


                                  ARTICLE XIII

                                  MISCELLANEOUS

                  Section 13.1 Expenses. Except as otherwise provided in Section
8.8 hereof, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses regardless of the termination of this Agreement or the failure to consummate the transactions contemplated hereby.

                  Section 13.2 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or by facsimile transmission, in either case with receipt acknowledged, or five days after being sent by registered or certified mail, return receipt requested, postage prepaid:

                  (a) If to the Buyer or Paradigm to:

                           Paradigm Music Entertainment Company, Inc.
                           67 Irving Place
                           New York, New York  10007

                           with a copy to:

                           Olshan Grundman Frome & Rosenzweig LLP
                           505 Park Avenue
                           New York, New York 10022
                           Attention:  Barry H, Platnick, Esq.

                  (b) If to the Sellers or Purple Demon to:

                           Purple Demon
                           40 East 12th Street, Suite 5B
                           New York, New York 10003

                           with a copy to:

                           Selverne Flam & Mandelbaum LLP
                           353 Lexington Avenue
                           New York, New York 10016
                           Attention:  Whitney C. Broussard, Esq.


or to such other address as any party shall have specified by notice in writing to the other in compliance with this Section 13.2.

                  Section 13.3 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements, representations and understandings among the parties hereto.

                  Section 13.4 Binding Effect, Benefits, Assignments. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; nothing in this Agreement, expressed or implied, is intended to confer on any other person, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement may not be assigned without the prior written consent of the other parties hereto.

                  Section 13.5 Applicable Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                  Section 13.6 Jurisdiction. The parties hereto shall submit to the jurisdiction of any Federal or state court located in the State of New York for the purpose of resolving any action or claim arising out of the performance of the provisions of this Agreement.

                  Section 13.7 Headings. The headings and captions in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

                  Section 13.8 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 13.9 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall survive the Closing Date.

                  Section 13.10 Costs and Fees of Dispute. In the event any proceeding is commenced by a party under this Agreement to enforce any of its terms or to recover damages in connection with a breach of this Agreement, the prevailing party or parties shall be entitled to recover attorneys' fees and costs (including, without limitation, such fees and costs as may be incurred in any bankruptcy or appellate proceeding) in an amount to be fixed by the court.

                  Section 13.11 Definition of Purple Demon Material Adverse Effect. A "Purple Demon Material Adverse Effect" shall mean an individual or cumulative adverse change in or effect on the business, customers, customer relations, operations, properties, working capital condition (financial or otherwise), assets, properties or liabilities of Purple Demon taken as a whole which is reasonably expected to be materially adverse to the business, properties, working capital condition (financial or otherwise), assets, or liabilities of Purple Demon taken as a whole or would prevent Purple Demon or the Sellers from consummating the transactions contemplated by this Agreement.

                  Section 13.12 Definition of Sellers' Knowledge. As used in this Agreement, the phrase "to Sellers' Knowledge" means solely knowledge actually and currently possessed by the Sellers, or any one of them, and, except as set forth in the succeeding sentence, there shall be no imputation of constructive knowledge, nor any inference that a Seller has undertaken any inquiry or investigation with respect to the matter so qualified. Knowledge of any one of the Sellers shall be imputed to all other Sellers.

                  Section 13.13 Spouses' Powers of Attorney. By their signatures appearing on Schedule 13.13, each spouse of a named Seller consents to the consummation of the transactions contemplated by this Agreement and grants to her husband the right, power and authority, as such spouse's attorney-in-fact, to execute any and all documents and instruments arising in connection with the transactions contemplated by this Agreement (including, without limitation, with respect to her interests in the Shares owned by her marital community), and to bind her marital community, but not to bind her individually or separate property, now owned or hereafter acquired.

                  Section 13.14 Set-Offs. Except as provided herein with respect to the Payment Shares not delivered at the Closing, no party may set off against consideration owed to another party under this Agreement any amount to which such party claims it may be entitled, either under Article XI or otherwise pursuant to this Agreement.

                  Section 13.15  Piggy-Back Registration

                  (a) Right to Piggy-Back. If at any time Paradigm proposes to file a registration statement under the Securities Act with respect to any of its Common Stock or any securities convertible or exchangeable into its Common Stock other than (i) a registration statement (A) on Form S-8 or any successor form to such Form, (B) on Form S-4 or any successor form to such Form, or (C) filed in connection with an exchange offer or an offering of its Common Stock or of securities convertible or exchangeable into its Common Stock made solely to its existing stockholders in connection with a rights offering or solely to employees of Paradigm, then Paradigm shall give written notice of such proposed filing to the holders of Registrable Securities at least 30 days before the anticipated filing date. Such notice shall offer such holders the opportunity to register such amount of Registrable Securities as each such holder may request (a "Piggy-Back Registration"). Subject to Section 13.15(b) hereof, Paradigm shall include in each such Piggy-Back Registration all Registrable Securities with respect to which Paradigm has received written requests for inclusion therein within 15 days after notice has been duly given the applicable holder. The holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Piggy-Back Registration at any time prior to the effective date of such Piggy-Back Registration.

                  (b) Priority on Piggy-Back Registrations. Paradigm shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities in such offering on the same terms and conditions as any similar securities, if any, of Paradigm included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver(s) a written opinion to such holders that the total amount of securities that such holders, Paradigm, and any other persons or entities having registration rights intend to include in such offering is such as to materially and adversely affect the success of such offering (including, without limitation, the price or quantity of the securities to be sold), then the amount of securities to be offered for the account of the holders of Registrable Securities shall be reduced or limited pro rata in proportion to the respective dollar amounts of securities to be registered to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters.

                  Section 13.16 Holdback Agreements. Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement, if requested by the managing underwriter or underwriters in an underwritten offering (to the extent timely notified in writing by Paradigm or the managing underwriter or underwriters), not to effect any public sale or distribution of securities of Paradigm of any class included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and the 90-day period beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement.

                  Section 13.17 Registration Procedures

                  (a) The Sellers shall pay the underwriting discount and commissions attributable to such Seller's Shares, any transfer tax payable with respect thereto and the fees and expenses of such Seller's counsel. All other expenses of registration under this Section 13.17 shall be borne by Paradigm.

                  (b) Paradigm will use its best efforts to permit any prospectus used pursuant to the Registration Statement contemplated by this
Section 13.17 to remain effective for a period of not less than one hundred and eighty (180) days from the effective date of the Registration Statement or amendment thereto in which such prospectus is contained. If the offering pursuant to any registration statement provided for herein is made through underwriters, Paradigm will enter into an underwriting agreement in customary form and indemnify, in customary form, such underwriters and each person who controls any such underwriter within the meaning of the Securities Act. Such underwriting agreement shall also contain provisions for the indemnification of Paradigm in customary form.

                  (c) Paradigm may require each Seller of Shares as a condition to registration to furnish Paradigm such information regarding such Seller and the distribution of such securities as may be required to be included in any registration statement or amendment thereto that Paradigm may request in writing.

                  Section 13.18  Indemnification

                  (a) Indemnification by Company. Paradigm shall indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorney's fees) and expenses (collectively, "Losses"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registra tion Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to Paradigm by such holder expressly for use therein. Paradigm shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) Indemnification by Holders of Registered Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to Paradigm in writing such information as Paradigm reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, Paradigm, its directors, officers, agents and employees, each person who controls Paradigm (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statement therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished by such holder to Paradigm. Paradigm shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons expressly for use in any Prospectus or Registration Statement.

                  (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses incurred in connection with the defense thereof. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding and to employ counsel for the indemnified party in any such action, claim or proceeding, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties.

                  (d) Contribution. If the indemnification provided for in this
Section 13.18 is unavailable to an indemnified party under Section 13.18(a) or 13.18(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable to a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 13.18(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Section 13.19 Registrable Securities: All of the Payment Shares issued and/or issuable pursuant to this Agreement and any and all Common Shares issued as a dividend or distribution thereon or in connection with a split thereof or as a result of the recapitalization of Paradigm, until such time as such Common Shares cease to be Registrable Securities as provided in the next sentence. Any Registrable Security will cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been disposed of pursuant to such effective Registration Statement or (ii) such Registrable Security is distributed to the public pursuant to Rule 144 (or any similar rule then in force) under the Securities Act.

                  Section 13.20 Registration Statement: Any registration statement of Paradigm that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement or the prospectus, as the case may be, including post-effective amendments, all exhibits, and all material incorporated or deemed to be incorporated by reference in such registration statement.

                  Section 13.21 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto, in respect of the subject matter contained herein. There are no restrictions, promises, warranties nor undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by Paradigm with respect to the Payment Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first set forth.

SELLERS:                                PARADIGM MUSIC ENTERTAINMENT
                                         COMPANY, INC.

__________________________             By:____________________________________
DEAN BROWNROUT                             Name:
                                           Title:

--------------------------
DAVID WOLIN

--------------------------
CHARLES PYE


Confirmed with Respect to Sellers Only
Purple Demon, Inc.

By: ___________________________________
    Name:
    Title:

                                  Schedule 3.2

                        Capitalization and Shareholdings

Capitalization of Purple Demon, Inc.                           0

Shareholders:

         Dean Brownrout                              90 shares
         David Wolin                                 90 shares
         Charles Pye                                 20 shares

                                 Schedule 3.9(b)

                              Taxes and Tax Returns

                                      NONE

                                  Schedule 3.10

                             Employee Benefit Plans

                                      NONE

                                  Schedule 3.11

                                Title to Property

To be provided at closing

                                  Schedule 3.12

                       Trademarks, Patents and Copyrights

                                      NONE

                                  Schedule 3.13

                 Legal Proceedings, Claims, Investigations, etc.

                                      NONE

                                  Schedule 3.14

                                    Insurance

                              SCHEDULE OF POLICIES




       Type of                                                                 Policy
      Coverage                  Company              Policy Number             Period                Premium
--------------------     --------------------    --------------------    -----------------    ------------------------
                                                 NONE


                                  Schedule 3.16

                              Certain Transactions

                                      NONE

                                  Schedule 3.20

                            Banks; Safe Deposit Boxes


To be provided at Closing

                                 Schedule 13.13

                           Spouses' Powers of Attorney

                 By your signatures below, each spouse of a named Seller consents to the consummation of the transactions contemplated by the Stock Purchase Agreement dated February 14, 1997 among Dean Brownrout, David Wolin, Charles Pye and Paradigm Music Entertainment Company, Inc. and grants to her respective husband the right, power and authority, as such spouses' attorney in fact, to execute any and all documents and instruments arising in connection with the transactions, contemplated by this Agreement (including, without limitation, with respect to her interests in the capital Shares owned by her marital community), and to bind her marital community, but not to bind her individually or separate property, now owned or hereinafter required.






                                      --------------------------------------
                                      Nancy Brennan (Spouse of David Wolin)




                                      --------------------------------------
                                      Carol Clow Pye (Spouse of Charles Pye)

                                 Schedule 13.15

                               Material Contracts

                      Exclusive Recording Artist Agreements


                 1. Purple Demon, Inc. with Steven Deal, Robert Dietrich p/k/a "CHOPPER" dated June 1, 1993.

                 2. Purple Demon, Inc. with Elizabeth Trundle p/k/a "Boo Trundle" dated July 26, 1993.

                 3. Purple Demon, Inc. with Justin Chapman, Brett Essler and Matt Roblee p/k/a "MILF" dated September 2, 1993.

                 4. Purple Demon, Inc. with Will Croxton, James Burke, Keith Campbell, James Renard p/k/a "IDLE" dated September 25,
1993.

                 5. Purple Demon, Inc. with Dan Sarka and Peter Lockner p/k/a "THE VANDALIAS" d/b/a Ten Pop Works dated February 5, 1994.

                 6.  Big Deal, Inc. with W. Devin Hill dated February
15, 1994.

                 7. Purple Demon, Inc. with Doug Edmunds, Jeff Carlson, Pat McGraw p/k/a "GLAD HANDS" dated November 15, 1994.

                 8.  Purple Demon, Inc. with Ian Alsgaard, Steve
Bunovsky, Bill Steinmetz, Rocko Villavicencio p/k/a "HANNA
CRANNA" dated November 30, 1994.

                 9.  Purple Demon, Inc. with Dan Kibler dated December
1, 1995.

                 10. Purple Demon, Inc. with Adam Marsland and Robert Cassell p/k/a "COCKEYED GHOST" dated June 1, 1996.

                 11. Purple Demon, Inc. with Chris Tucker, Damon Howard and Lorren Sherrel p/k/a "THE VERGE" dated November 15, 1996.

                 12. Purple Demon, Inc. with Matt Huseman, Brandt Huseman and Paul Krysiak p/k/a "SPLITSVILLE" dated January 15,
1997.

                            Schedule 13.15 Continued

                         Exclusive Licensing Agreements


                 1. Purple Demon, Inc. with Tite Wad, Inc. dated February 15, 1994/Artist "Enuff ZNuff", Licensed album entitled "1985".

                 2. Purple Demon, Inc. with John Rubin dated May 15, 1994/Artist "The Rubinoos", Licensed album entitled "Garage
Sale".

                 3. Purple Demon, Inc. with Harold Goldberg dated July 15, 1994/Various Artists. Licensed album entitled "Relationships
From Hell".

                 4. Purple Demon, Inc. with Mitchell Rasor dated March 15, 1995/Artist Mitchell Rasor. Licensed album embodying the performances of Mitchell Rasor.

                 5. Purple Demon, Inc. with OMAD Productions dated May 15, 1995/Artists and Masters to be mutually designated.

                 6. Purple Demon, Inc. with Roving Gypsies, Inc. dated August 25, 1995/Artist "Enuff ZNuff". Licensed album entitled
"Peach Fuzz".

                 7. Purple Demon, Inc. with Gary Meister and Kenny Weinstein dated October 29, 1995/Artists Gary Meister and Kenny
Weinstein p/k/a "You And What Army", Licensed album entitled
"Kinda Wanna".

                 8. Purple Demon, Inc. with Matt Huseman, Brandt Huseman and Paul Krysiak dated February 1, 1996/Artists Matt Huseman, Brandt Huseman and Paul Krysiak p/k/a "SPLITSVILLE". Licensed Albums and Masters involving the performances of "SPLITSVILLE" and contained on recordings collectively entitled "SPLITSVILLE USA".

                 9.  Purple Demon, Inc. with Toys Factory Music
Publishing dated August 21, 1996/Artist/"Wundermints" Masters and
Licensed recordings embodied on the Album entitled "WUNDERMINTS".

                 10. Purple Demon, Inc. with MCA Victor, Inc. dated October 15, 1996/Artist "Shonen Knife". Licensed album entitled
"BRAND NEW KNIFE".

                 11. "YELLOW PILLS" compilation recording agreements Yellow Pills One recorded 1993, Yellow Pills Two recorded 1994, three Yellow Pills Three recorded 1996.

                            Schedule 13.15 Continued


                            Exclusive P & D Agreement


                 1. Purple Demon, Inc. with Carolyn Records, Inc. dated August 5, 1993.